                  FORM OF ELECTION AND LETTER OF TRANSMITTAL
             TO ACCOMPANY CERTIFICATES REPRESENTING $5 CUMULATIVE
                         CONVERTIBLE PREFERRED STOCK,
              PAR VALUE $5.00 PER SHARE ("$5 PREFERRED STOCK"),
                                      OF
                        AVATEX CORPORATION ("AVATEX")


when submitted (1) to receive shares of Class A Common Stock, par value $0.01 per share ("New Avatex Common Stock"), of Avatex or, (2) in lieu of New Avatex Common Stock, to elect to receive (x) a combination of cash, warrants, notes and an interest in any net recovery from Avatex's litigation against McKesson HBOC, Inc. (all as more fully described below), or (y) some combination of shares of New Avatex Common Stock and cash, warrants, notes and an interest in any net recovery from Avatex's litigation against McKesson, in connection with the Amended and Restated Agreement and Plan of Merger, dated as of June 18, 1999 (as amended, the "Merger Agreement"), by and between Avatex and Xetava Corporation, a Delaware corporation and a wholly-owned subsidiary of Avatex ("Xetava"), pursuant to which Xetava will be merged with and into Avatex (the "Merger").

                     The Exchange Agent for the Merger is:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                By Mail:                         By Hand/Overnight Courier:                      By Facsimile:
       Reorganization Department                 Reorganization Department                      (718) 234-5001
       40 Wall Street, 46th Floor                40 Wall Street, 46th Floor
        New York, New York 10005                  New York, New York 10005

                   FOR ELIGIBLE FINANCIAL INSTITUTIONS ONLY:

  To confirm fax by telephone only, Reorganization Department: (718) 921-8200.

                 FOR INFORMATION CALL TOLL FREE: (800) 937-5449

     Delivery of this Form of Election and Letter of Transmittal to an address other than as set forth above or transmission of this Form of Election and Letter of Transmittal via a facsimile to a number other than as set forth above will not constitute a valid delivery to the Exchange Agent.

     TO VALIDLY ELECT TO RECEIVE THE ALTERNATE CONSIDERATION FOR YOUR SHARES OF $5 PREFERRED STOCK IN THE MERGER, A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, INCLUDING AN INDICATION OF AN "ALTERNATE CONSIDERATION ELECTION AS TO ALL SHARES" OR "MIXED ELECTION" IN BOX A BELOW, TOGETHER WITH YOUR $5 PREFERRED STOCK CERTIFICATES (OR A GUARANTEE OF DELIVERY OF SUCH $5 PREFERRED STOCK CERTIFICATES AS SET FORTH IN INSTRUCTION 7), SHOULD BE DELIVERED IN THE ENVELOPE DELIVERED IN CONNECTION HEREWITH AND MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE SPECIFIED BELOW.

     IF YOU DO NOT WISH TO ELECT TO RECEIVE THE ALTERNATE CONSIDERATION FOR ANY OF YOUR SHARES OF $5 PREFERRED STOCK, YOU MAY INDICATE A "NON-ELECTION AS TO ALL SHARES" IN BOX A BELOW AND RETURN TO THE EXCHANGE AGENT THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TOGETHER WITH YOUR $5 PREFERRED STOCK CERTIFICATES (OR A GUARANTEE OF DELIVERY OF SUCH $5 PREFERRED STOCK CERTIFICATES AS SET FORTH IN INSTRUCTION 7) IN THE ENVELOPE DELIVERED IN CONNECTION HEREWITH. ALTERNATIVELY, IF YOU DO NOT WISH TO ELECT TO RECEIVE THE ALTERNATE CONSIDERATION, YOU NEITHER HAVE TO EXECUTE AND RETURN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL NOR RETURN YOUR $5 PREFERRED STOCK CERTIFICATES AT THIS TIME. PROMPTLY AFTER THE MERGER IS CONSUMMATED, AVATEX WILL SEND YOU A NEW LETTER OF TRANSMITTAL TO EXCHANGE YOUR $5 PREFERRED STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SHARES OF NEW AVATEX COMMON STOCK INTO WHICH YOUR SHARES OF $5 PREFERRED STOCK WILL BE CONVERTED IN THE MERGER.

     THE DEADLINE TO MAKE AN ALTERNATE CONSIDERATION ELECTION OR A MIXED ELECTION IS 5:00 P.M. (NEW YORK CITY TIME) ON DECEMBER 2, 1999 (THE "ELECTION DEADLINE"), WHICH TIME AND DATE MAY BE EXTENDED BY AVATEX, INCLUDING, BUT NOT LIMITED TO, IF THE STOCKHOLDERS' MEETING (AS DEFINED BELOW) IS ADJOURNED OR POSTPONED. ANY FORM OF ELECTION AND LETTER OF TRANSMITTAL RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE, NO MATTER WHICH ELECTION IS INDICATED THEREON, SHALL BE DEEMED TO INDICATE A NON-ELECTION AND YOU WILL BE ENTITLED TO RECEIVE THE NUMBER OF SHARES OF NEW AVATEX COMMON STOCK INTO WHICH YOUR SHARES OF $5 PREFERRED STOCK WILL BE CONVERTED IN THE MERGER.

     A copy of the Proxy Statement/Prospectus that contains information about the Merger (the "Proxy Statement/Prospectus"), including more detailed information about the components of the alternate consideration that you may receive in the Merger for your shares of $5 Preferred Stock in lieu of shares of New Avatex Common Stock, has been mailed separately to you simultaneously with the mailing of this Form of Election and Letter of Transmittal. YOU ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS AND THE INSTRUCTIONS IN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.


   BOX A: ELECTION AND DESCRIPTION OF SHARES OF $5 PREFERRED STOCK ENCLOSED
       (ATTACH ADDITIONAL SHEETS IF NECESSARY; CHECK ONE ELECTION ONLY)
            SEE "SPECIAL ELECTION INSTRUCTIONS" AND INSTRUCTION 2.

                                 CHOOSE ONE:

  / / ALTERNATE CONSIDERATION             / / MIXED ELECTION              / / NON-ELECTION
      ELECTION AS TO ALL SHARES                                               AS TO ALL SHARES

--------------------------------------------------------------------------------------------------------------------------------
                  NAME(S) AND ADDRESS(ES) OF
                     REGISTERED HOLDER(S)                                                                    NUMBER OF
                  (PLEASE FILL IN, IF BLANK,                                      NUMBER OF SHARES           SHARES TO
                          EXACTLY AS                                                 TO RECEIVE             RECEIVE NEW
                      NAME(S) APPEARS ON                       CERTIFICATE           ALTERNATIVE           AVATEX COMMON
                       CERTIFICATE(S)*                           NUMBER             CONSIDERATION              STOCK
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Total Number of Shares
--------------------------------------------------------------------------------------------------------------------------------

* In the case of a delivery using the Guarantee of Delivery Procedures, exactly as name will appear on the Certificate(s) when delivered.

     If you fail to indicate an Alternate Consideration Election or a Mixed Election in Box A above you will be deemed to have indicated a Non-Election and you will be entitled to receive the number of shares of New Avatex Common Stock into which your shares of $5 Preferred Stock will be converted in the Merger.

              BOX B: ACTUAL AND CONSTRUCTIVE OWNERSHIP OF STOCK
                   (ATTACH ADDITIONAL SHEETS IF NECESSARY)
        SEE "SPECIAL ELECTION INSTRUCTIONS" AND INSTRUCTIONS 8 AND 13

Specify number of shares of each class of capital stock of Avatex (i.e., Common Stock, par value $5.00 per share; $4.20 Cumulative Exchangeable Series A Preferred Stock, par value $5.00 per share ("$4.20 Preferred Stock"); or $5 Preferred Stock) actually and constructively owned for federal income tax purposes prior to the merger by each registered holder.


-------------------------------------------------------------------------------------------------------------------------------
   NAME OF REGISTERED                                                                                  NUMBER OF SHARES OF
 HOLDER (OR BENEFICIAL                                                                                  PREFERRED STOCK
OWNER, IF DIFFERENT FROM                                                                               CONSTRUCTIVELY OWNED
   REGISTERED HOLDER)        NUMBER OF SHARES OF      NUMBER OF SHARES OF      NUMBER OF SHARES OF     TO RECEIVE ALTERNATE
                                 COMMON STOCK        $4.20 PREFERRED STOCK     $5 PREFERRED STOCK         CONSIDERATION
-------------------------------------------------------------------------------------------------------------------------------
                            ACTUAL   CONSTRUCTIVE     ACTUAL   CONSTRUCTIVE   ACTUAL   CONSTRUCTIVE      $4.20       $5
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

     If your $5 Preferred Stock certificates are not available at the time you send this Form of Election and Letter of Transmittal to the Exchange Agent, you may instead provide a Guarantee of Delivery of your $5 Preferred Stock certificates as set forth in the "Guarantee of Delivery" Box below and in accordance with instruction 7 in which case you must, within three New York Stock Exchange trading days thereafter, deliver to the Exchange Agent the $5 Preferred Stock certificates representing the shares in respect of which an election is being made.

     If your $5 Preferred Stock certificate(s) has (have) been lost, stolen or destroyed and you require assistance in replacing it (them), see instruction 15 below. You cannot submit an effective Form of Election and Letter of Transmittal without attaching your $5 Preferred Stock certificate(s) (or a Guarantee of Delivery) to this Form of Election and Letter of Transmittal. If you submit a Guarantee of Delivery, the $5 Preferred Stock certificates representing the shares in respect of which an election is being made must be delivered within three New York Stock Exchange trading days thereafter. Therefore, if you wish to make an effective election, it is critical that you act immediately to obtain replacement stock certificates.

     The tax consequences to a holder of $5 Preferred Stock will vary depending upon, among other things, whether a Non-Election, Alternate Consideration Election or Mixed Election is made. For a summary of the federal income tax consequences of the receipt of the Merger Consideration (as defined below), see "The Merger--Material Federal Income Tax Consequences of the Merger" in the Proxy Statement/Prospectus. In addition, you are urged to consult with your tax advisor.

     Copies of the Proxy Statement/Prospectus, as well as extra copies of this Form of Election and Letter of Transmittal, may be requested from the Exchange Agent at the telephone numbers and address shown above. The return of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of your receipt of the Proxy Statement/Prospectus.

Ladies and Gentlemen:

     Pursuant to the Merger Agreement, the undersigned hereby makes the election set forth herein and surrenders to American Stock Transfer & Trust Company, as exchange agent (the "Exchange Agent"), for cancellation, certificate(s) representing (or, if such certificates are received after the effective time of the Merger (the "Effective Time"), formerly representing) all of the undersigned's shares of $5 Preferred Stock (each such certificate, a "$5 Preferred Stock certificate") listed in Box A above in exchange for either
(i) the right to receive 9.134 shares of New Avatex Common Stock for each share of $5 Preferred Stock (a "Non-Election"); (ii) the right to receive, for each share of $5 Preferred Stock, (A) $3.7408 in cash; (B) $8.34 principal amount of 6.75% notes due 2002 (the "6.75% Notes") to be issued by Avatex Funding, Inc., a wholly-owned subsidiary of Avatex; (C) warrants to purchase 0.67456 shares of New Avatex Common Stock at an exercise price of $2.25 per share (subject to adjustment); and (D) a deferred contingent cash right equal to a pro rata share of 16% of an amount equal to the lesser of $7.5 million or 20% of any net recovery that Avatex may receive in certain litigation against McKesson HBOC, Inc. and certain major pharmaceutical manufacturers styled FoxMeyer Health Corporation v. McKesson Corporation, et. al., Case No. 9700311, filed by Avatex on January 10, 1997, in the 95th Judicial

District Court of Dallas County, Texas (the "McKesson Litigation") (such election contemplated by this clause (ii), an "Alternate Consideration Election"); or (iii) a combination of New Avatex Common Stock for shares of $5 Preferred Stock listed under the column heading "Number of Shares to Receive New Avatex Common Stock" in Box A above and the Alternate Consideration (as defined below) for shares of $5 Preferred Stock listed under the column heading "Number of Shares to Receive Alternate Consideration" in Box A above (such election, a "Mixed Election" and any Alternate Consideration Election, Non-Election or Mixed Election, an "Election"). In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of New Avatex Common Stock otherwise issuable in connection with the Merger. In determining the value of any fractional share interest in New Avatex Common Stock to be received by Avatex stockholders for their shares of $5 Preferred Stock, the shares will be valued at the average of the last reported sales price (or the average of the quoted closing bid and ask prices if there were no sales) of shares of Avatex Common Stock on the Over the Counter Bulletin Board system during the 30 consecutive trading days immediately preceding the trading date prior to the closing date of the Merger. Any New Avatex Common Stock received by holders of $5 Preferred Stock in connection with the Merger is hereinafter referred to as "Stock Consideration." The combination of consideration that is referred to in clause (ii) above is sometimes referred to herein as the "Alternate Consideration." The Stock Consideration, Alternate Consideration and cash paid in lieu of fractional shares are collectively referred to as the "Merger Consideration."

     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election and Letter of Transmittal covers all of the shares of $5 Preferred Stock owned by the undersigned in a representative or fiduciary capacity for such particular beneficial owner.

     The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the Effective Time, the registered holder of the shares of $5 Preferred Stock represented by the $5 Preferred Stock certificate(s) surrendered herewith, with good title to such shares of $5 Preferred Stock and full power and authority (i) to sell, assign and transfer such shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such shares of $5 Preferred Stock. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the Instructions hereto. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     The undersigned acknowledges that (a) the deferred contingent cash rights will NOT: (1) be transferable, except by will or pursuant to the laws of descent and distribution or by operation of law; (2) be evidenced by a certificate or other instrument; (3) possess any voting rights; (4) receive or be entitled to receive any dividends or interest; or (5) represent any equity interest in Avatex; and (b) Avatex will maintain books of record of recipients of deferred contingent cash rights based on the information made available to it in connection with the Merger, including executed Forms of Election and Letters of Transmittal. THE MCKESSON LITIGATION AND THE DEFERRED CONTINGENT CASH RIGHTS ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS, WHICH YOU ARE URGED TO READ CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.

     In addition, the undersigned hereby acknowledges that (i) Avatex will retain sole and exclusive control of the McKesson Litigation and may, among other things, dismiss, settle or cease prosecuting all or any portion of the McKesson Litigation at any time, including, without limitation, without obtaining any cash or other recovery; (ii) no recipient of deferred contingent cash rights will have any rights against Avatex or its directors, officers, agents, attorneys, representatives, stockholders or affiliates for any decision regarding the conduct or disposition of the McKesson Litigation, including, without limitation, any decision to dispose or cease the prosecution of all or any portion of the McKesson Litigation without a cash recovery (except for any claim against Avatex if it artificially arranges its affairs to avoid or minimize payment on the deferred contingent cash rights); and (iii) Avatex's good faith determination of the amounts of the Net Recovery and the Net Recovery Participation Cap (each as defined in the Proxy Statement/Prospectus and the Merger Agreement, a copy of which is attached as Annex A to the Proxy Statement/Prospectus) will be final, conclusive and binding on the recipients of deferred contingent cash rights. In addition, the undersigned hereby acknowledges that, in the event that any applicable law, rule, regulation or order limits or prevents the distribution of all or any portion of the Net Recovery, Avatex will have no obligation whatsoever to make any payment in excess of the allowable amount, if any.

                         SPECIAL ELECTION INSTRUCTIONS

     The appropriate box must be checked in Box A above in order to make an Alternate Consideration Election or a Mixed Election.

     If you do not wish to elect to receive the Alternate Consideration for any of your shares of $5 Preferred Stock, you may make a Non-Election by marking "Non-Election As to All Shares" in Box A above. Alternatively, if you do not wish to elect to receive the Alternate Consideration, you neither have to execute and return this Form of Election and Letter of Transmittal nor return your $5 Preferred Stock certificates at this time.

     ANY FORM OF ELECTION AND LETTER OF TRANSMITTAL RECEIVED BY THE EXCHANGE AGENT WITHOUT ANY CHECKED ELECTION BOX OR WITH MORE THAN ONE CHECKED ELECTION BOX WILL BE TREATED AS INDICATING A NON-ELECTION.

     Your choice of Election for each share of $5 Preferred Stock is as follows:

                                                                WHAT YOU WILL RECEIVE FOR EACH
                                                                           SHARE OF
           ELECTION                                                   $5 PREFERRED STOCK
-------------------------------  ---------------------------------------------------------------------------------------------
Alternate Consideration
  Election.....................  (i) $3.7408 in cash; (ii) $8.34 principal amount of 6.75% Notes; (iii) warrants to purchase
                                   0.67456 shares of New Avatex Common Stock; and (iv) a deferred contingent cash right equal to a pro rata share of 16% of an amount equal to the lesser of $7.5 million or 20% of any net recovery that Avatex may receive in the McKesson Litigation
Non-Election...................  9.134 shares of New Avatex Common Stock

     THE MERGER, AS WELL AS THE DIFFERENT COMPONENTS OF THE ALTERNATE CONSIDERATION, ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS. YOU ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.

     Any holder of $5 Preferred Stock wishing to make an Alternate Consideration Election or a Mixed Election must deliver to the Exchange Agent a properly completed Form of Election and Letter of Transmittal, including indicating either an "Alternate Consideration Election As to All Shares" or a "Mixed Election" in Box A above, prior to the Election Deadline (which will be 5:00 p.m. (New York City time) on December 2, 1999, unless Avatex publicly announces an extension of the Election Deadline, which they can do in their discretion, including, if the Annual Meeting of Avatex's stockholders at which, among other things, the Merger will be voted on (the "Stockholders' Meeting") is adjourned or postponed so that the Election Deadline is on the second business day next preceding the date of the Stockholders' Meeting). All holders submitting a Form of Election and Letter of Transmittal that is received by the Exchange Agent after the Election Deadline will be deemed to have made a Non-Election regardless of the Election specified on such form.

     If a holder of $5 Preferred Stock does not wish to elect to receive the Alternate Consideration for any of such holder's shares of $5 Preferred Stock, such holder may indicate a "Non-Election As to All Shares" in Box A above and return to the Exchange Agent such holder's $5 Preferred Stock certificates (or a Guarantee of Delivery of such $5 Preferred Stock certificates as set forth in instruction 7) in the envelope delivered in connection herewith. Alternatively, if a holder of $5 Preferred Stock does not wish to elect to receive the Alternate Consideration, such holder neither has to execute and return this Form of Election and Letter of Transmittal nor return such holder's $5 Preferred Stock certificates at this time. Promptly after the Merger is consummated, Avatex will send each such holder a new letter of transmittal to exchange any such holder's $5 Preferred Stock certificates for stock certificates of the shares of New Avatex Common Stock into which such holder's shares of $5 Preferred Stock will be converted in the Merger.

     The Exchange Agent reserves the right to deem that you have checked the "Non-Election" box if:

          A.  No Election choice is indicated in Box A above;

          B.  More than one Election choice is indicated in Box A above;

          C. You fail to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit your $5 Preferred Stock certificate(s) or a Guarantee of Delivery) or otherwise fail properly to make an Election;

          D. A completed Form of Election and Letter of Transmittal (including submission of your $5 Preferred Stock certificate(s) or a Guarantee of Delivery) is not actually received by the Exchange Agent prior to the Election Deadline; or

          E. You return this Form of Election and Letter of Transmittal with a Guarantee of Delivery but do not deliver the $5 Preferred Stock certificates representing the shares in respect of which an Election is being made within three (3) New York Stock Exchange trading days thereafter.

     Notwithstanding anything to the contrary in this Form of Election and Letter of Transmittal, Avatex reserves the right, which it may delegate in whole or in part to the Exchange Agent, to waive any flaw in a completed Form of Election and Letter of Transmittal but shall be under no obligation to do so.

     In order to use this Form of Election and Letter of Transmittal to receive the Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your $5 Preferred Stock certificate(s) or a Guarantee of Delivery to the Exchange Agent at either of the addresses set forth above. IN ORDER TO PROPERLY MAKE AN ALTERNATE CONSIDERATION ELECTION OR A MIXED ELECTION, THESE ACTIONS MUST BE TAKEN IN A TIMELY FASHION SUCH THAT THE FORM OF ELECTION AND LETTER OF TRANSMITTAL AND OTHER REQUIRED DOCUMENTS ARE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE. In order to properly make a Non-Election (or obtain the benefits of a deemed Non-Election), these actions should be taken as promptly as possible after your receipt of this Form of Election and Letter of Transmittal or upon your receipt of the letter of transmittal sent to you by Avatex after the consummation of the Merger.

     The method of delivery of the $5 Preferred Stock certificates and all other required documents is at the election and risk of the holder of shares of $5 Preferred Stock. If you choose to send the $5 Preferred Stock certificates by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested. Delivery of $5 Preferred Stock certificates will be deemed effective and risk of loss with respect to such $5 Preferred Stock certificates will pass only when such $5 Preferred Stock certificates are actually received by the Exchange Agent.

     Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed certificates, the undersigned requests delivery of the Merger Consideration in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the undersigned requests that the Merger Consideration be mailed to the undersigned at the address shown in Box A above. In the event that both the "Special Delivery Instructions" and the "Special Issuance and Payment Instructions" are completed, the Merger Consideration will be issued in the name of, and will be mailed to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration. Appropriate signature guarantees have been included with respect to shares of $5 Preferred Stock for which Special Issuance and Payment Instructions have been given.

     CONSUMMATION OF THE MERGER IS SUBJECT TO THE REQUIRED APPROVAL OF THE HOLDERS OF (I) A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF AVATEX,
(II) AT LEAST 66 2/3% OF THE OUTSTANDING SHARES OF $5 PREFERRED STOCK AND
(III) AT LEAST 66 2/3% OF THE OUTSTANDING SHARES OF $4.20 CUMULATIVE EXCHANGEABLE SERIES A PREFERRED STOCK OF AVATEX, AS WELL AS THE SATISFACTION OF CERTAIN OTHER CONDITIONS THAT ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS. NO PAYMENTS RELATED TO ANY SURRENDER OF $5 PREFERRED STOCK CERTIFICATES WILL BE MADE PRIOR TO THE CONSUMMATION OF THE MERGER.

     In the event that the Merger Agreement is terminated, the Exchange Agent will promptly return $5 Preferred Stock certificates previously submitted with any Form of Election and Letter of Transmittal. In such event, shares of $5 Preferred Stock held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, certificates representing shares of $5 Preferred Stock held of record directly by the beneficial owners of such shares of $5 Preferred Stock will be returned as promptly as practicable by first class, insured mail.

     The Merger Consideration is expected to be delivered promptly after the consummation of the Merger.

-------------------------------------------------------------------------------
                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
 (SEE SPECIAL ELECTION INSTRUCTIONS AND INSTRUCTIONS 1, 2, 5, 6, 11, 12 AND 14)

     To be completed ONLY if the stock certificate representing the New Avatex Common Stock, the check representing the cash, the note representing the 6.75% Notes and/or the warrant certificate representing the warrants that are part of the Merger Consideration to be received by the undersigned, and/or the check representing cash in lieu of fractional shares, as the case may be, is (are) to be issued in the name of, and mailed to, someone other than the undersigned.
NOTE: THE PERSON NAMED IN THESE SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS MUST COMPLETE A SUBSTITUTE FORM W-9 IN ADDITION TO THE BENEFICIAL OWNER OF THE SHARES OF $5 PREFERRED STOCK.

Issue the stock certificate representing the New Avatex Common Stock, the check representing the cash, the note representing the 6.75% Notes and/or the warrant certificate representing the warrants that are part of the Merger Consideration to be received by the undersigned, and/or the check representing the cash in lieu of fractional shares, as the case may be, to:

Name  ..........................................................................
                                    (Please Print)

Address  .......................................................................

          ......................................................................
                                    (INCLUDE ZIP CODE)

If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 6.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
      (SEE SPECIAL ELECTION INSTRUCTIONS AND INSTRUCTIONS 1, 2, 5 AND 12)

     To be completed ONLY if the stock certificate representing the New Avatex Common Stock, the check representing the cash, the note representing the 6.75% Notes and/or the warrant certificates representing the warrants that are part of the Merger Consideration to be received by the undersigned, and/or the check representing cash in lieu of fractional shares, as the case may be, is (are) to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in Box A above.

Mail the stock certificate representing the New Avatex Common Stock, the check representing the cash, the note representing 6.75% Notes and/or the warrant certificates representing the warrants that are part of the Merger Consideration to be received by the undersigned, and/or the check representing cash in lieu of fractional shares, as the case may be, to:

Name  ..........................................................................
                                    (Please Print)
Address  .......................................................................

         .......................................................................

         .......................................................................
                                    (INCLUDE ZIP CODE)

Check this box if this is a permanent change of address. / /
-------------------------------------------------------------------------------

     The undersigned represents and warrants that the undersigned has full power and authority to transfer the shares of $5 Preferred Stock surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Avatex to be necessary and desirable to complete the transfer of the shares of $5 Preferred Stock surrendered hereby.

-------------------------------------------------------------------------------
Dated:
      -----------------------------------

                                PLEASE SIGN HERE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             Signature(s) of Owner(s)

Dated:
     -------------------------------------

Name(s)
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
         ----------------------------------------------------------------------

Daytime Area Code and Telephone Number:
                                       ----------------------------------------

     Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A headed "Election and Description of Shares of $5 Preferred Stock Enclosed" or on the assignment authorizing transfer.

If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 10 hereto.)
-------------------------------------------------------------------------------


     THE EXCHANGE AGENT HAS BEEN INSTRUCTED NOT TO MAKE ANY EXCHANGE OF YOUR $5 PREFERRED STOCK UNTIL THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL HAS BEEN PROPERLY EXECUTED AND DELIVERED TO THE EXCHANGE AGENT TOGETHER WITH YOUR STOCK CERTIFICATES.


-------------------------------------------------------------------------------
                              SIGNATURE GUARANTEE
              (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 6)

     The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

Dated:
     -------------------------------------

-------------------------------------------------------------------------------
                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)
                                 (PLEASE PRINT)

-------------------------------------------------------------------------------
                          (FIX MEDALLION STAMP ABOVE)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
                 (TO BE USED IF $5 PREFERRED STOCK CERTIFICATES
                         ARE NOT SURRENDERED HEREWITH)
                    (Not to be used for signature guarantee)
                              (See Instruction 7)

     THE UNDERSIGNED (CHECK APPROPRIATE BOX BELOW) GUARANTEES TO DELIVER TO THE EXCHANGE AGENT AT THE APPROPRIATE ADDRESS SET FORTH ABOVE THE CERTIFICATES FOR SHARES OF $5 PREFERRED STOCK SUBMITTED WITH THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL NO LATER THAN 5:00 P.M., (NEW YORK CITY TIME), ON THE THIRD NEW YORK STOCK EXCHANGE TRADING DAY AFTER THE DATE OF EXECUTION OF THIS GUARANTEE OF DELIVERY.

/ /     A member of a registered national
        securities exchange                          -----------------------------------------------------------
                                                                     Firm (Please Print or Type)
/ /     A member of the National Association of
        Securities Dealers, Inc.                     -----------------------------------------------------------
                                                                         Authorized Signature
/ /     A commercial bank or trust company in
        the United States                            -----------------------------------------------------------
                                                                               Address
Dated:
      ------------------------------------------     -----------------------------------------------------------
        Area Code and Telephone Number
FACSIMILE TRANSMISSION:
(for Eligible Financial Institutions only)
(718) 234-5001                                       -----------------------------------------------------------
FOR TELEPHONE CONFIRMATION
(718) 921-8200

-------------------------------------------------------------------------------

                                  INSTRUCTIONS

     Holders of shares of $5 Preferred Stock who wish to make an Alternate Consideration Election or a Mixed Election must complete this Form of Election and Letter of Transmittal and submit it to the Exchange Agent prior to 5:00 p.m., New York City time, on December 2, 1999, the Election Deadline.

     Holders of shares of $5 Preferred Stock who do not wish to receive the Alternate Consideration for any of their shares of $5 Preferred Stock, may use this Form of Election and Letter of Transmittal to make a Non-Election. However, any such holder is not required to complete this Form of Election and Letter of Transmittal at this time. Promptly after the consummation of the Merger, Avatex will send to each such holder a new letter of transmittal to exchange any such holder's $5 Preferred Stock certificates for stock certificates of the shares of New Avatex Common Stock into which any such holder's shares of $5 Preferred Stock will be converted in the Merger.

     Until a record holder's $5 Preferred Stock certificates (or a Guarantee of Delivery) are received by the Exchange Agent at the address set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any evidences of the Merger Consideration that such holder has elected to receive for such holder's shares of $5 Preferred Stock.

     A HOLDER OF $5 PREFERRED STOCK MUST CHECK THE APPROPRIATE ELECTION BOX IN BOX A ABOVE TO MAKE AN EFFECTIVE ALTERNATE CONSIDERATION ELECTION OR MIXED ELECTION. ONLY ONE ELECTION BOX MAY BE CHECKED ON EACH FORM OF ELECTION AND LETTER OF TRANSMITTAL. A HOLDER MUST ALSO COMPLETE AND EXECUTE THE SUBSTITUTE FORM W-9 INCLUDED HEREWITH.

     BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS, AS WELL AS THE MERGER AGREEMENT INCLUDED AS ANNEX A TO THE PROXY STATEMENT/PROSPECTUS. Extra copies of the Proxy Statement/Prospectus may be requested from American Stock Transfer & Trust Company, the Exchange Agent, at the telephone numbers and address shown above. The return of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of your receipt of the Proxy Statement/Prospectus.

     1. ELECTION DEADLINE. For any Alternate Consideration Election or Mixed Election contained herein to be considered, this Form of Election and Letter of Transmittal, properly completed, and the related $5 Preferred Stock certificate(s) (or a Guarantee of Delivery) must be received by the Exchange Agent at the address shown above on this Form of Election and Letter of Transmittal at or prior to the Election Deadline. Any $5 Preferred Stock certificates for which a Guarantee of Delivery is provided must in fact be delivered within three New York Stock Exchange trading days after the date of such Guarantee of Delivery or you will be deemed to have made a Non-Election. The Exchange Agent will determine whether any Form of Election and Letter of Transmittal or any $5 Preferred Stock certificates in respect of a Guarantee of Delivery are properly completed and are received on a timely basis. Any such determinations made in good faith shall be conclusive and binding.

     THE ELECTION DEADLINE IS 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 2,
1999.

     2. ELECTION PROCEDURES. Each holder of shares of $5 Preferred Stock is entitled to make an Alternate Consideration Election, a Mixed Election or a Non-Election, provided the Form of Election and Letter of Transmittal for any holder making an Alternate Consideration Election or a Mixed Election is properly completed and received by the Exchange Agent prior to the Election Deadline. All holders of $5 Preferred Stock must complete Box A in order to effect an Alternate Consideration Election or a Mixed Election. To properly complete Box A, the number of each certificate surrendered herewith must be written in the column under the heading "Certificate Number." In the event such holder is making an Alternate Consideration Election as to all shares, the box immediately to the left of the words "Alternate Consideration Election" much be checked, the number of shares of $5 Preferred Stock represented by each certificate surrendered herewith should be written into the column under the heading "Number of Shares to Receive Alternate Consideration" beside each certificate number, and the column under the heading "Number of Shares to Receive New Avatex Common Stock" should be left blank. In the event such holder is making a Non-Election as to all shares, the box immediately to the left of the words "Non-Election" may be checked (although all Forms of Election and Letters of Transmittal that are improperly completed or that do not specify an election will be deemed to have specified a Non-Election as to all shares), the number of shares of $5 Preferred Stock represented by each certificate surrendered herewith should be written into the column under the heading "Number of Shares to Receive New Avatex Common Stock" beside each certificate number, and the column under the heading "Number of Shares to Receive Alternate Consideration" should be left blank. In the event such holder is making a Mixed Election, the box immediately to the left of the words "Mixed Election" should be checked and such holder should allocate his or her shares represented by such holder's certificates between the columns marked "Number of Shares to

Receive Alternate Consideration" and "Number of Shares to Receive New Avatex Common Stock" according to such holder's preferences.

     For a summary of the federal income tax consequences of the receipt of the Merger Consideration, including those related to the Alternate Consideration, see "The Merger--Material Federal Income Tax Consequences of the Merger" in the Proxy Statement/Prospectus.

     The effectiveness of Elections that are accompanied by Guarantees of Delivery may not be finally determined until three New York Stock Exchange trading days after the Election Deadline. The Merger Consideration is expected to be delivered promptly after the Effective Time.

     3.  REVOCATION OR CHANGE OF FORM OF ELECTION AND LETTER OF
TRANSMITTAL. Any Form of Election and Letter of Transmittal may be (i) revoked if the Exchange Agent receives written notice prior to the Election Deadline from the record holder of the shares covered by such Election or (ii) changed if the Exchange Agent receives a completed replacement Form of Election and Letter of Transmittal prior to the Election Deadline from the record holder of the shares covered by such Election. Any person who has effectively revoked a Form of Election may, by signed and written notice to the Exchange Agent, request the return of the $5 Preferred Stock certificates submitted to the Exchange Agent and such $5 Preferred Stock certificates will be returned without charge to such person promptly after receipt of such request. The Exchange Agent will have reasonable discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made. Any such determinations made in good faith shall be conclusive and binding.

     4. TERMINATION OF MERGER AGREEMENT. Consummation of the Merger is subject to the required approval of the holders of (i) a majority of the outstanding shares of Common Stock of Avatex, (ii) at least 66 2/3% of the outstanding shares of $5 Preferred Stock and (iii) at least 66 2/3% of the outstanding shares of $4.20 Cumulative Exchangeable Series A Preferred Stock of Avatex, as well as the satisfaction of certain other conditions. No payments related to any surrender of $5 Preferred Stock certificates will be made prior to the consummation of the Merger, and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and the Exchange Agent will promptly return all $5 Preferred Stock certificates previously received by it. In such event, shares of $5 Preferred Stock held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, certificates representing shares of $5 Preferred Stock held of record directly by the beneficial owners of such shares of $5 Preferred Stock will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.

     5. NO FRACTIONAL INTERESTS. No certificate representing a fraction of a share of New Avatex Common Stock will be issued to holders of $5 Preferred Stock. Upon surrender of certificates representing shares of $5 Preferred Stock after the Merger, holders of $5 Preferred Stock will be paid cash instead of any fractional shares of New Avatex Common Stock they would otherwise receive. All fractional shares of New Avatex Common Stock that a holder of shares of $5 Preferred Stock otherwise would be entitled to receive as a result of the Merger will be aggregated. If a fractional share results from such aggregation, the amount of cash to be received instead of the fractional share will be equal to:

          o the fraction of a share that would otherwise be received multiplied by

          o the average of the last reported sales price (or the average of the quoted closing bid and ask prices if there were no sales) of shares of New Avatex Common Stock on the Over the Counter Bulletin Board system during the 30 consecutive trading days immediately preceding the trading date prior to the closing date of the Merger.

No such holder of $5 Preferred Stock shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

     6. GUARANTEE OF SIGNATURES. If the Merger Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered $5 Preferred Stock certificate(s), the signatures on this Form of Election and Letter of Transmittal need not be guaranteed. If the "Special Issuance and Payment Instructions" section has been completed and payment is to be made to someone other than the registered holder(s) of $5 Preferred Stock with respect to the surrendered $5 Preferred Stock certificate(s), signatures on this Form of Election and Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Share Exchange Medallion Program or the Share Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.

     7. DELIVERY OF FORM OF ELECTION AND LETTER OF TRANSMITTAL AND $5 PREFERRED STOCK CERTIFICATES; GUARANTEE OF DELIVERY. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with the $5 Preferred Stock certificate(s) representing the shares of $5 Preferred Stock or a Guarantee of Delivery should be delivered to the Exchange Agent at the address set forth above. All $5 Preferred Stock certificates held by a single stockholder and not by a nominee, trustee or other representative (as set forth in Instruction 8) must all be on a single Form of Election and Letter of Transmittal. A Guarantee of Delivery of such $5 Preferred Stock certificate(s) must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, AND ANY $5 PREFERRED STOCK CERTIFICATE(S) COVERED BY A GUARANTEE OF DELIVERY MUST IN FACT BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE DATE OF EXECUTION OF SUCH GUARANTEE OF DELIVERY. Failure to deliver such $5 Preferred Stock certificate(s) shall invalidate any Alternate Consideration Election or Mixed Election, and a Non-Election shall be deemed to have been made with respect to $5 Preferred Stock covered thereby. THE METHOD OF DELIVERY OF THE FORM OF ELECTION AND LETTER OF TRANSMITTAL, THE $5 PREFERRED STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE RECORD HOLDER OF SUCH SHARES OF $5 PREFERRED STOCK. IF SUCH $5 PREFERRED STOCK CERTIFICATES ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Exchange Agent.

     8. SHARES HELD BY NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Holders of record of shares of $5 Preferred Stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Forms of Election and Letters of Transmittal covering the aggregate number of shares of $5 Preferred Stock held by such Representative for the beneficial owners for whom the Representative is making an affirmative Alternate Consideration Election, Mixed Election or Non-Election or a deemed Non-Election, provided that such Representative certifies that each Form of Election and Letter of Transmittal covers all of the shares of $5 Preferred Stock held by such Representative for any single beneficial owner. Any Representative that makes an affirmative Alternate Consideration Election, Mixed Election or Non-Election or a deemed Non-Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of $5 Preferred Stock for a particular beneficial owner. IF ANY SHARES OF $5 PREFERRED STOCK ARE NOT COVERED BY AN EFFECTIVE FORM OF ELECTION AND LETTER OF TRANSMITTAL, THEY WILL BE DEEMED TO BE COVERED BY A DEEMED NON-ELECTION.

     9. INADEQUATE SPACE. If the space provided herein is inadequate, the share certificate numbers and the numbers of shares of $5 Preferred Stock represented thereby should be listed on additional sheets and attached hereto.

     10. SIGNATURES ON FORM OF ELECTION AND LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     (a) All signatures must correspond exactly with the name written on the face of the $5 Preferred Stock certificate(s) without alteration, variation or any change whatsoever.

     (b) If the $5 Preferred Stock certificate(s) surrendered is (are) held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

     (c) If any surrendered shares of $5 Preferred Stock are registered in different names on several $5 Preferred Stock certificate(s), it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of $5 Preferred Stock certificates.

     (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the $5 Preferred Stock certificate(s) listed (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

     (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying $5 Preferred Stock certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

     11. STOCK TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance of the Merger Consideration in any name other than that of the holder of $5 Preferred Stock, such transferee or assignee must pay such tax to the Exchange Agent or must establish to the satisfaction of the Exchange Agent that such tax has been paid.

     12. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS; SPECIAL CHARACTERISTICS OF DEFERRED CONTINGENT CASH RIGHTS. In the "Special Issuance and Payment Instructions" box, indicate the name and address of the person(s) to whom the Merger Consideration (other than the deferred contingent cash rights, if applicable) is to be issued and mailed, only if the Merger Consideration (whether the Alternate Consideration or New Avatex Common Stock) is to be issued in the name of someone other than the person signing this Form of Election and Letter of Transmittal. If Special Issuance and Delivery Instructions are completed, the Exchange Agent will issue the Merger Consideration (other than the deferred contingent cash rights, if applicable) in the name of, and will mail the Merger Consideration (other than the deferred contingent cash rights, if applicable) to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration.

     In the "Special Delivery Instructions" box, indicate the address to which the Merger Consideration (other than the deferred contingent cash rights, if applicable) is to be mailed in the name of the undersigned only if different from the address set forth in Box A.

     The deferred contingent cash rights that are part of the Alternate Consideration will NOT: (1) be transferable, except by will or pursuant to the laws of descent and distribution or by operation of law; (2) be evidenced by a certificate or other instrument; (3) possess any voting rights; (4) receive or be entitled to receive any dividends or interest; or (5) represent any equity interest in Avatex. Avatex will maintain books of record of recipients of deferred contingent cash rights based on the information made available to it in connection with the Merger, including executed Forms of Election and Letters of Transmittal.

     13. ACTUAL AND CONSTRUCTIVE OWNERSHIP OF STOCK. In furtherance of Avatex's tax information reporting obligations to the holders who make an Alternate Consideration Election or Mixed Election, and the significance to Avatex of the federal income tax treatment of a holder's receipt of the Alternate Consideration (i.e., as either a distribution potentially taxable as a dividend or as an exchange of their surrendered shares), each holder is requested to indicate in Box B (i) the number of shares of each class of Avatex capital stock (i.e., Common Stock; $5 Preferred Stock; or $5 Preferred Stock) it owns both actually and constructively before the Merger and (ii) the number of shares of Avatex capital stock that it owns constructively before the Merger for which an Alternate Consideration Election has been, or will be, made. The information being provided by each holder should be provided with respect to the beneficial owner of the shares for whom this Form of Election and Letter of Transmittal is being completed (i.e., the person who would be required to complete the Substitute Form W-9 in connection with the filing of this Form of Election and Letter of Transmittal). For purposes of determining the number of shares of stock constructively held by a holder, the broad attribution rules of
Section 318 of the Internal Revenue Code of 1986, as amended, are employed. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS TO DETERMINE THE NUMBER OF SHARES OF EACH CLASS OF CAPITAL STOCK OF AVATEX ACTUALLY AND CONSTRUCTIVELY HELD BY THEM. Such information will be relied upon by Avatex and will enable Avatex to fulfill its tax information and reporting obligations.

     14. WITHHOLDING. Each beneficial holder of shares of $5 Preferred Stock that elects to receive the Alternate Consideration is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under the section entitled "Important Tax Information" below, and to certify that they are not subject to backup withholding. The TIN that must be provided is that of the beneficial owner of $5 Preferred Stock with respect to the certificate(s) surrendered herewith (and, if the Alternate Consideration is to be issued in the name of another person as provided in the box above entitled "Special Issuance and Payment Instructions," such person also must complete a Substitute Form W-9). Failure to provide the information on the Substitute Form W-9 may subject the surrendering holder of $5 Preferred Stock to 31% federal income tax withholding on payments made to such holder. A holder of $5 Preferred Stock must cross out item (2) in the certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service ("IRS") that such holder is currently subject to backup withholding. If the surrendering holder of $5 Preferred Stock has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the box in Part 3 of the Substitute Form W-9 should be checked and the additional certification (entitled "Certificate of Awaiting Taxpayer Identification Number") must be completed. In such event, if a TIN is not thereafter provided to the Exchange Agent, Avatex will withhold 31% of all subsequent reportable payments. Any withheld payment will be returned if the holder provides the Exchange Agent with a TIN within 60 days. Foreign persons should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required. See also the section entitled "Important Tax Information" below.

     15. LOST, STOLEN OR DESTROYED CERTIFICATES. You cannot submit an effective Form of Election and Letter of Transmittal without attaching your $5 Preferred Stock certificate(s) to this Form of Election and Letter of Transmittal or providing a Guarantee of Delivery. If your $5 Preferred Stock certificate(s) has (have) been lost, stolen or destroyed, you are urged to call the Exchange Agent at (800) 937-5449. In such event, the Exchange Agent will forward additional documentation that the stockholder must complete in order to surrender such lost, stolen or destroyed certificate(s) effectively. You may be required to post an indemnity bond if so required by Avatex.

     16. MISCELLANEOUS. Avatex has the discretion, which it may delegate in whole or in part to the Exchange Agent, to determine whether a Form of Election and Letter of Transmittal has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Form of Election and Letter of Transmittal. The good faith decision of Avatex (or the Exchange Agent) in such matters shall be conclusive and binding. Neither Avatex nor the Exchange Agent is under any duty to give notification of defects in any Form of Election and Letter of Transmittal.

     17. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Form of Election and Letter of Transmittal and of the Proxy Statement/Prospectus may be obtained from the Exchange Agent by telephoning toll-free at 800-937-5449.

                           IMPORTANT TAX INFORMATION

     Under the federal tax law, a holder of $5 Preferred Stock that elects to receive the Alternate Consideration is required to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 below. The holder must certify under penalties of perjury that such number is correct and that the holder is not otherwise subject to backup withholding. If the Exchange Agent is not provided with a properly completed Substitute Form W-9, a $50 penalty may be imposed on the holder by the IRS and payments to such holder (including the Alternate Consideration, and subsequent interest payments on the new notes received as part of the Alternate Consideration) may be subject to backup withholding of 31%. If backup withholding results in an overpayment of taxes, a refund may be obtained.

     In addition, if the Alternate Consideration is to be issued in the name of another person, as provided in the box entitled "Special Issuance and Payment Instructions," such person must separately complete a Substitute Form W-9. The completed form must be provided by the holder (together with such holder's completed Substitute Form W-9) to the Exchange Agent with this Form of Election and Letter of Transmittal.

     The TIN that must be provided is that of the beneficial owner of the $5 Preferred Stock (and if the Alternate Consideration is to be issued in the name of another person, the person who will be the beneficial owner of the Alternate Consideration). If the shares are held in more than one name or are not in the name of the actual beneficial owner, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Certain persons are not subject to backup withholding. Nevertheless, such persons must still provide their TIN and certify to their exemption on the Substitute Form W-9. Foreign persons should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information relating to the Substitute Form W-9.

     FOR A SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE RECEIPT OF THE MERGER CONSIDERATION, INCLUDING THOSE RELATED TO THE ALTERNATE CONSIDERATION, SEE "THE MERGER--MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER" IN THE PROXY STATEMENT/PROSPECTUS.

-----------------------------------------------------------------------------------------------------------------------------------
                                 PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTION                  PART 1 -- PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER
                              IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.    -------------------------------------
FORM W-9                      See the enclosed "Guidelines for Certification of Taxpayer           Social Security Number(s)
                              Identification Number on Substitute Form W-9" for
                              instructions.                                                                   OR
(SEE INSTRUCTION 11)
PLEASE FILL IN YOUR                                                                           -------------------------------------
NAME AND ADDRESS BELOW                                                                          Employer Identification Number

                              -----------------------------------------------------------------------------------------------------
                              PART 2                                                          PART 3
DEPARTMENT OF THE TREASURY    CERTIFICATION -- Under penalties of perjury, I certify that:    Awaiting TIN
INTERNAL REVENUE SERVICE    (1) The number shown on this form is my correct Taxpayer                    ---------------------------
                                Identification Number (or I am waiting for a number
                                to be issued to me); and                                    Name (if joint ownership, list
PAYER'S REQUEST FOR         (2) I am not subject to backup withholding because: (a) I am    first and circle the name of
TAXPAYER                        exempt from backup withholding, or (b) I have not been      the person or entity whose
IDENTIFICATION                  notified by the Internal Revenue Service ("IRS") that I     number is entered in Part I)
NUMBER (TIN)                    am subject to backup withholding as a result of a
                                failure to report all interest or dividends, or (c) the
                                IRS has notified me that I am no longer subject to
                                backup withholding.

                              -----------------------------------------------------------------------------------------------------
                              CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, complete Part 1 and check the box in Part 2 above.

SIGNATURE                                                                            DATE
         ----------------------------------------------------------                       ----------------------------

NAME
    ---------------------------------------------------------------
                           (PLEASE PRINT)

ADDRESS
       ------------------------------------------------------------

-------------------------------------------------------------------
                           (PLEASE PRINT)

-------------------------------------------------------------------------------

* Extra copies of this Substitute Form W-9 may be requested from the Exchange Agent at the address shown above.

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


SIGNATURE                                                 DATE
         ------------------------------------------           ----------------
NAME
    -----------------------------------------------
                           (PLEASE PRINT)
-------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------
                                           GIVE THE
                                           SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                  NUMBER OF--
--------------------------------------------------------------------------------
1. An individual's account                 The individual

2. Two or more individuals                 The actual owner of the account or,
   (joint account)                         if combined funds, any one of the
                                           individuals(1)

3. Custodian account of a minor (Uniform   The minor(2)
   Gift to Minors Act)

4. a. The usual revocable savings trust    The grantor-trustee(2)
      account (grantor is also trustee)
   b. So-called trust account that is      The actual owner(1)
      not a legal or valid trust under
      State law

5. Sole proprietorship account             The owner(3)


--------------------------------------------------------------------------------
                                            GIVE THE EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                   NUMBER OF--
--------------------------------------------------------------------------------
 6. A valid trust, estate, or pension       The legal entity(4)
    trust

 7. Corporate account                       The corporation

 8. Association, club, religious,           The organization
    charitable, or educational or other
    tax-exempt organization

 9. Partnership account held in the name    The partnership
    of the business

10. A broker or registered nominee          The broker or nominee

11. Account with the Department of          The public entity
    Agriculture in the name of a public
    entity (such as a State or local
    government, school district, or
    prison) that receives agricultural
    program payments

------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's numbers must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

o A corporation.

o A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o An international organization or any agency, or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o A real estate investment trust.

o A common trust fund operated by a bank under section 584(a).

o An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

o An entity registered at all times under the Investment Company Act of 1940.

o A foreign central bank of issue.

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o Payments of patronage dividends where the amount received is not paid in money.

o Payments made by certain foreign organizations.

o Payments made to a nominee.

    Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o Payments described in section 6049(b)(5) to non-resident aliens.

o Payments on tax-free covenant bonds under section 1451.

o Payments made by certain foreign organizations.

o Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous
backup withholding.   FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER
IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041(a), 6045, and 6050A.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.